BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

(a portfolio of BBH Trust)
SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 2005


In anticipation of a voluntary liquidation of the BBH Tax Free
Short/Intermediate Fixed Income Fund, the Portfolio Manager has begun an orderly sale of all securities in the Fund's portfolio in order to have sufficient cash to meet anticipated shareholder redemptions. Also, through to October 31, 2006, the Fund is capping its expenses not to exceed 0.88%.

Effective immediately, the Fund will no longer accept dividend reinvestments. Dividends will be paid in cash. Management recommends that it is in the best interest of shareholders to redeem their shares before October 31, 2006.






                                                              September 22, 2006
Investment Company Act File No. 811-06139
Cusip 05528C  402
_____ (9/06)
Edgewood Services, Inc., Distributor of the Funds









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